UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
S1 Corporation

(Name of Registrant as Specified in Its Charter)

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On September 8, 2011, S1 Corporation issued a press release announcing that it has rescheduled the date of its special meeting of stockholders (the “Special Meeting”), originally scheduled for 9:00 a.m., local time, on September 22, 2011, to 9:00 a.m., local time, on October 13, 2011. The rescheduled Special Meeting date is now closer to the date of Fundtech Ltd.’s special general meeting of shareholders, which has been set for October 24, 2011. The following is a copy the press release.

S1 CORPORATION RESCHEDULES SPECIAL MEETING OF STOCKHOLDERS
Norcross, GA., September 8, 2011 — S1 Corporation (Nasdaq: SONE), a leading global provider of payments and financial services software solutions, announced today that it has rescheduled the date of its Special Meeting of Stockholders, originally scheduled for 9:00 a.m., local time, on September 22, 2011, to 9:00 a.m., local time, on October 13, 2011. The rescheduled Special Meeting date is now closer to the date of Fundtech Ltd.’s special general meeting of shareholders, which has been set for October 24, 2011. The Special Meeting, as rescheduled, will be held at the Marriott Hotel located at 475 Technology Parkway, Norcross, GA 30092. Valid proxies that have already been submitted will continue to be valid for purposes of the rescheduled Special Meeting. The original record date of August 18, 2011 for the Special Meeting has not been changed. In addition, no change has been made to the proposals to come before the Special Meeting, which were presented in the Proxy Statement that S1 filed with the Securities and Exchange Commission on August 19, 2011 and that was mailed to stockholders on or about August 22, 2011.
Prior to the Special Meeting, stockholders are encouraged to return their proxies via mail, vote by telephone at 1-800-690-6903 or vote online at www.proxyvote.com.
About S1 Corporation
Leading banks, credit unions, retailers, and processors need technology that adapts to the complex and challenging needs of their businesses. These organizations want solutions that can respond quickly to changes in the marketplace and help grow their businesses. For more than 20 years, S1 Corporation (Nasdaq: SONE) has been a leader in developing software products that offer flexibility and reliability. Over 3,000 organizations worldwide depend on S1 for payments, online banking, mobile banking, voice banking, branch banking and lending solutions that deliver a competitive advantage. More information is available at www.s1.com.
Forward Looking Statements
Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, those regarding any transaction with Fundtech, Ltd. (“Fundtech”) or ACI Worldwide and other statements that are not historical facts. These statements involve risks and uncertainties including those detailed in S1’s proxy statement filed in connection with the proposed transaction with Fundtech, its Annual Reports on Form 10-K and other filings with the Securities and Exchange Commission (“SEC”). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. S1 disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
In connection with the proposed transaction with Fundtech, S1 has filed with the SEC a definitive proxy statement dated August 19, 2011 and other relevant materials and Fundtech intends to file relevant materials with the SEC and other governmental or regulatory authorities, including an information statement. STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY

STATEMENT AND ANY OTHER RELEVANT MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH MATERIALS, FILED BY S1 AND FUNDTECH WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT S1, FUNDTECH AND THE TRANSACTION. The definitive proxy statement, information statement and certain other relevant materials and any other documents filed by S1 or Fundtech with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting S1’s Investor Relations at (404) 923-3500 or by accessing S1’s investor relations website at www.s1.com; or (ii) by contacting Fundtech’s Investor Relations at (201) 946-1100 or by accessing Fundtech’s investor relations website at www.fundtech.com. Investors are urged to read the proxy statement and information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the transaction.
Participants in the Solicitation
S1, Fundtech and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the transaction between the companies. Information about the executive officers and directors of S1 and the number of shares of S1’s common stock beneficially owned by such persons is set forth in the proxy statement for S1’s 2011 Annual Meeting of Stockholders which was filed with the SEC on April 8, 2011. Information about the executive officers and directors of Fundtech and the number of Fundtech’s ordinary shares beneficially owned by such persons is set forth in the annual report on Form 20-F which was filed with the SEC on May 31, 2011. Investors may obtain additional information regarding the direct and indirect interests of S1, Fundtech and their respective executive officers and directors in the transaction by reading S1’s definitive proxy statement dated August 19, 2011 regarding the transaction with Fundtech filed with the SEC on August 19, 2011 and Fundtech’s information statement when it becomes available.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
CONTACT:
S1 Corporation
Paul M. Parrish
Chief Financial Officer
404.923.3500
paul.parrish@s1.com
Mike Pascale / Rhonda Barnat
The Abernathy MacGregor Group
212.371.5999
mmp@abmac.com / rb@abmac.com